UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 3, 2003


                              HERCULES INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     001-00496               51-0023450
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)

   1313 NORTH MARKET STREET, WILMINGTON, DELAWARE              19894-0001
      (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (302) 594-5000


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ITEM 5.  OTHER EVENTS.


        On June 3, 2003, the Board of Directors of Hercules Incorporated, a Delaware corporation (the "Company"), approved Amendment No. 1 (the "Amendment") to the Hercules Incorporated Rights Agreement, dated as of August 4, 2000, between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the "Rights Agreement").

        The Amendment amends and changes the Rights Agreement as follows:

        -- The definition of Acquiring Person has been amended to exclude (1) any person or group that acquires shares of common stock of the Company pursuant to a "Qualifying Offer" and (2) any "Qualified Institutional Investor."

        -- A "Qualifying Offer" is a tender or exchange offer made for all of the shares of common stock of the Company then outstanding:

        o for consideration per each such share (1) consisting of (A) cash, (B) freely tradable common stock (eligible for listing or quotation on the NYSE, AMEX or NASDAQ National Market) of an issuer that both is eligible to register such stock for primary sales on Form S-3 of the SEC and does not require stockholder approval for the issuance of such stock in the offer or (C) a combination of the two, and (2) having a value per share at least 20% greater than the then current market price (as determined under the Rights Agreement) of such share, and

        o which meets all of the other requirements contained in the Rights Agreement, including the following:

           o if any portion of the consideration offered consists of cash, the person or group making the offer has provided to the Company firm written commitments from responsible financial institutions to provide (subject only to customary terms and conditions) funds for such offer that - when added to the amount of cash and cash equivalents which such person or group then has available and irrevocably committed for the offer - will be sufficient to pay for all such outstanding shares (on a fully diluted basis) and all offer-related expenses;

           o after consummating the offer, such person or group must own shares of common stock of the Company representing at least a majority of the shares of common stock then outstanding;

           o the offer must in all events remain open for at least 120 days, and must be extended in certain circumstances set forth in the Rights Agreement; and

           o such person or group must irrevocably commit in writing to the Company, among other things, to consummate promptly upon completion of the offer a transaction

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              whereby all remaining shares of common stock of the Company will be acquired at the same price and for the same consideration per share paid in the offer.

        -- A "Qualified Institutional Investor" is a person that is the beneficial owner of less than 20% of the common stock of the Company outstanding at the relevant time, and:

        o (1) is described in Rule 13d-1(b)(1) of the SEC and is eligible to (and, if applicable, does) report beneficial ownership of common stock of the Company on Schedule 13G of the SEC, and (2) is not required to file a Schedule 13D of the SEC with respect to its beneficial ownership of common stock of the Company; or

        o is otherwise determined by the Independent Directors (as defined below) in their sole discretion to be a Qualified Institutional Investor.

        -- "Independent Directors" are those directors of the Company who are neither employees of the Company (or otherwise not "independent" under applicable stock exchange requirements and the Company's corporate governance guidelines then in effect) nor the person or group making the Qualifying Offer (or any person or group making an offer or proposing an alternative transaction that is in competition with the Qualifying Offer).

        -- In the event the Company receives a Qualifying Offer, the Independent Directors must call a special meeting of stockholders for the purpose of voting on the offer. The special meeting must be held on a date, selected by the Independent Directors, which is not less than 60 days after the offer is commenced and not later than the expiration of the 120-day period during which the Qualifying Offer must remain open. If no special meeting is held prior to the expiration of this 120-day period, the Rights will automatically expire. In order to be approved, the Qualifying Offer must receive the affirmative vote of a majority of the shares of common stock of the Company outstanding as of the record date of the special meeting (other than shares held by the offeror or by the Company's management or directors). If the Qualifying Offer is not approved at the special meeting, it will have no effect on the Rights Agreement.

        -- The Rights will expire automatically (without payment of any redemption amount):

        o upon the acquisition of the Company pursuant to a transaction which follows a Qualifying Offer and is at the same price and for the same consideration per share paid in the Qualifying Offer; or

        o upon expiration of the 120-day period during which a Qualifying Offer must remain open, if no special meeting of Company stockholder is held prior to the expiration of such period.

        -- To encourage third parties seeking to acquire the Company to make a non-coercive, premium offer which will maximize value for all stockholders, the Rights Agreement provides that the Board of Directors will consider, in determining whether to redeem the Rights in connection with any particular proposal or offer, whether such proposal or offer meets the requirements of a Qualifying Offer and, if not, in what respects such proposal or offer fails to meet such requirements.

        -- Without the approval of at least two-thirds of the Independent Directors, no amendment may be made, or provision of the Rights Agreement waived, which changes the requirements that must be met for a tender or exchange offer to constitute a Qualifying Offer.

        The foregoing summary of the amendments to the Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      (c) Exhibits. The following exhibits are filed as part of this report:
          --------

              4.1 Amendment No. 1 to the Hercules Incorporated Rights Agreement, dated as of June 5, 2003 (filed as Exhibit 4.2 to the Company's Amendment No. 1 to Registration Statement on Form 8-A filed with the Securities and Exchange Commission on June 5, 2003).
                                      -2-

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 5, 2003

                                           HERCULES INCORPORATED

                                           By: /s/   Israel J. Floyd
                                              ---------------------------------
                                              Name:  Israel J. Floyd
                                              Title: Corporate Secretary and
                                                     General Counsel

                                  EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------

4.1 Amendment No. 1 to the Hercules Incorporated Rights Agreement, dated as of June 5, 2003 (filed as Exhibit 4.2 to the Company's Amendment No. 1 Registration Statement on Form 8-A filed with the Securities and Exchange Commission on June 5, 2003).